UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2012

Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio ___________________________	1-4372 __________	34-0863886 __________________
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio _____________________________________________	44113 ____________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A copy of the press release referenced under Item 8.01 of this Current Report on Form 8-K is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On July 3, 2012, Forest City Enterprises, Inc. (the “Company”) issued a press release to announce the closing of its offering of $125 million aggregate principal amount of additional 7.375% Senior Notes Due 2034 (the “Notes”) at a price per Note of $24.1078, including accrued interest from May 1, 2012 (the “Offering”). The Company has granted the underwriters a 30 day option to purchase up to an additional $18.75 million aggregate principal amount of the Notes to cover overallotments, if any.

The net proceeds from the offering, after deducting the underwriters’ discount and the estimated offering expenses payable by the Company, were approximately $115.9 million and are expected to be approximately $133.4 million if the underwriters’ option is exercised in full. The Company intends to use the net proceeds from this offering to redeem a portion of its outstanding 7.625% Senior Notes Due June 1, 2015. Pending application of the net proceeds, the net proceeds will be held in an escrow account and invested in short-term, investment grade, interest-bearing securities.

The Notes were offered and sold under the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-3 on December 9, 2011 (Registration No. 333-178389) (the “Registration Statement”), which became effective upon filing. A prospectus supplement related to the Offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Printed copies of the prospectus supplement relating to this Offering and the accompanying prospectus may also be obtained by requesting copies from Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or Barclays Capital Inc. by calling Morgan Stanley & Co. LLC toll free at 1-866-718-1649, calling Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 1-800-294-1322, or calling Barclays Capital Inc. toll free at 1-888-603-5847.

The Company is filing herewith the following exhibit to its Registration Statement:

1.	Tax Opinion of Thompson Hine LLP.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

8.1 -	Tax Opinion of Thompson Hine LLP.

23.1 -	Consent of Thompson Hine LLP (included in Exhibit 8.1).

99.1 -	Press release dated July 3, 2012, announcing the closing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By: /s/ ROBERT G. O’BRIEN ____________________________________________
Name:	Robert G. O’Brien
Title:	Executive Vice President, Chief Financial Officer

Date: July 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

8.1 -	Tax Opinion of Thompson Hine LLP.

23.1 -	Consent of Thompson Hine LLP (included in Exhibit 8.1).

99.1 -	Press release dated July 3, 2012, announcing the closing of the Offering.